                                                                 EXHIBIT h(4)(i)

[ING FUNDS LOGO]

October 29, 2003

Ms. Mary Jean Milner
Vice President, Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING PIMCO High Yield Portfolio and ING Stock Index Portfolio, two newly established funds of ING Investors Trust (the "New Funds") to be included on the Amended Exhibit A to the Agreements as of November 5, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the New Funds by signing below.

If you have any questions, please contact me at (480)477-2118.

                                                Sincerely,

                                                /s/ Michael J. Roland

                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. McGann
       ----------------------------
Name:  EDWARD G. McGANN
Title: VICE PRESIDENT
       Duly Authorized

7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000         ING Investments, LLC
Scottsdale, AZ 85258-2034         Fax: 480-477-2700
                                  www.ingfunds.com

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                                AMENDED EXHIBIT A

FUND*                                                        EFFECTIVE DATE
ING EQUITY TRUST
    ING Convertible Fund                                         June 9, 2003
    ING Disciplined LargeCap Fund                                June 9, 2003
    ING Equity and Bond Fund                                     June 9, 2003
    ING Financial Services Fund                                  June 9, 2003
    ING Growth Opportunities Fund                                June 9, 2003
    ING LargeCap Growth Fund                                     June 9, 2003
    ING Large Company Value Fund                                 June 9, 2003
    ING MidCap Opportunities Fund                                June 9, 2003
    ING MidCap Value Fund                                        June 9, 2003
    ING Principal Protection Fund                                June 2, 2003
    ING Principal Protection Fund II                             June 2, 2003
    ING Principal Protection Fund III                            June 2, 2003
    ING Principal Protection Fund IV                             June 2, 2003
    ING Principal Protection Fund V                              June 2, 2003
    ING Principal Protection Fund VI                             June 2, 2003
    ING Principal Protection Fund VII                             May 1, 2003
    ING Principal Protection Fund VIII                          October 1, 2003
    ING Principal Protection Fund IX                                 TBD
    ING Real Estate Fund                                         June 9, 2003
    ING SmallCap Opportunities Fund                              June 9, 2003
    ING SmallCap Value Fund                                      June 9, 2003
    ING Tax Efficient Equity Fund                                June 9, 2003

ING FUNDS TRUST
    ING Classic Money Market Fund                               April 7, 2003
    ING GNMA Income Fund                                        April 7, 2003
    ING High Yield Bond Fund                                    April 7, 2003
    ING High Yield Opportunity Fund                             April 7, 2003
    ING Intermediate Bond Fund                                  April 7, 2003
    ING Lexington Money Market Trust                            April 7, 2003
    ING Money Market Fund                                       April 7, 2003
    ING National Tax-Exempt Bond Fund                           April 7, 2003
    ING Strategic Bond Fund                                     April 7, 2003

ING GET FUND
    ING GET Fund - Series D                                     July 14, 2003
    ING GET Fund - Series E                                     July 14, 2003
    ING GET Fund - Series G                                     July 14, 2003
    ING GET Fund - Series H                                     July 14, 2003
    ING GET Fund - Series I                                     July 14, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

    ING GET Fund - Series J                                     July 14, 2003
    ING GET Fund - Series K                                     July 14, 2003
    ING GET Fund - Series L                                     July 14, 2003
    ING GET Fund - Series M                                     July 14, 2003
    ING GET Fund - Series N                                     July 14, 2003
    ING GET Fund - Series P                                     July 14, 2003
    ING GET Fund - Series Q                                     July 14, 2003
    ING GET Fund - Series R                                     July 14, 2003
    ING GET Fund - Series S                                     July 14, 2003
    ING GET Fund - Series T                                     July 14, 2003
    ING GET Fund - Series U                                     July 14, 2003
    ING GET Fund - Series V                                     March 13, 2003

ING INVESTMENT FUNDS, INC.
    ING MagnaCap Fund                                            June 9, 2003

ING INVESTORS TRUST
    Fund for Life Series                                       January 6, 2003
    ING AIM Mid Cap Growth Portfolio                           January 6, 2003
    ING Alliance Mid Cap Growth Portfolio                      January 6, 2003
    ING American Funds Growth Portfolio                       September 2, 2003
    ING American Funds Growth-Income Portfolio                September 2, 2003
    ING American Funds International Portfolio                September 2, 2003
    ING Capital Guardian Large Cap Value Portfolio             January 13, 2003
    ING Capital Guardian Managed Global Portfolio              January 13, 2003
    ING Capital Guardian Small Cap Portfolio                   January 13, 2003
    ING Developing World Portfolio                             January 13, 2003
    ING Eagle Asset Value Equity Portfolio                     January 6, 2003
    ING FMR(SM) Diversified Mid Cap Portfolio                  January 6, 2003
    ING Goldman Sachs Internet Tollkeeper(SM)                  January 6, 2003
    Portfolio
    ING Hard Assets Portfolio                                  January 13, 2003
    ING International Portfolio                                January 13, 2003
    ING Janus Growth and Income Portfolio                      January 13, 2003
    ING Janus Special Equity Portfolio                         January 13, 2003
    ING Jennison Equity Opportunities Portfolio                January 6, 2003
    ING JPMorgan Fleming Small Cap Equity                      January 13, 2003
    Portfolio
    ING Julius Baer Foreign Portfolio                          January 13, 2003
    ING Limited Maturity Bond Portfolio                        January 6, 2003
    ING Liquid Assets Portfolio                                January 6, 2003
    ING Marsico Growth Portfolio                               January 13, 2003
    ING Mercury Focus Value Portfolio                          January 6, 2003
    ING Mercury Fundamental Growth Portfolio                   January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

    ING MFS Mid Cap Growth Portfolio                           January 13, 2003
    ING MFS Research Portfolio                                 January 13, 2003
    ING MFS Total Return Portfolio                             January 13, 2003
    ING PIMCO Core Bond Portfolio                              January 13, 2003
    ING PIMCO High Yield Portfolio                             November 5, 2003
    ING Salomon Brothers All Cap Portfolio                     January 6, 2003
    ING Salomon Brothers Investors Portfolio                   January 6, 2003
    ING Stock Index Portfolio                                  November 5, 2003
    ING T. Rowe Price Capital Appreciation Portfolio           January 13, 2003
    ING T. Rowe Price Equity Income Portfolio                  January 13, 2003
    ING UBS U.S. Balanced Portfolio                            January 6, 2003
    ING Van Kampen Equity Growth Portfolio                     January 13, 2003
    ING Van Kampen Global Franchise Portfolio                  January 13, 2003
    ING Van Kampen Growth and Income Portfolio                 January 13, 2003
    ING Van Kampen Real Estate Portfolio                       January 13, 2003

ING MAYFLOWER TRUST
    ING Growth + Value Fund                                     June 9, 2003
    ING International Value Fund                               November 3, 2003

ING MUTUAL FUNDS
    ING Emerging Countries Fund                                November 3, 2003
    ING Foreign Fund                                            July 1, 2003
    ING Global Equity Dividend Fund                           September 2, 2003
    ING Global Real Estate Fund                                November 3, 2003
    ING International Fund                                     November 3, 2003
    ING International SmallCap Growth Fund                     November 3, 2003
    ING Precious Metals Fund                                   November 3, 2003
    ING Russia Fund                                            November 3, 2003
    ING Worldwide Growth Fund                                  November 3, 2003

ING SERIES FUND, INC.
    Brokerage Cash Reserves                                     June 2, 2003
    ING Aeltus Money Market Fund                                June 2, 2003
    ING Balanced Fund                                           June 2, 2003
    ING Bond Fund                                               June 2, 2003
    ING Classic Principal Protection Fund I                     June 2, 2003
    ING Classic Principal Protection Fund II                    June 2, 2003
    ING Classic Principal Protection Fund III                   June 2, 2003
    ING Classic Principal Protection Fund IV                    June 2, 2003
    ING Government Fund                                         June 2, 2003
    ING Growth Fund                                             June 9, 2003
    ING Growth and Income Fund                                  June 9, 2003
    ING Index Plus LargeCap Fund                                June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

    ING Index Plus MidCap Fund                                  June 9, 2003
    ING Index Plus Protection Fund                              June 2, 2003
    ING Index Plus SmallCap Fund                                June 9, 2003
    ING International Growth Fund                             November 3, 2003
    ING Small Company Fund                                      June 9, 2003
    ING Strategic Allocation Balanced Fund                      June 2, 2003
    ING Strategic Allocation Growth Fund                        June 2, 2003
    ING Strategic Allocation Income Fund                        June 2, 2003
    ING Technology Fund                                         June 2, 2003
    ING Value Opportunity Fund                                  June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
    ING VP Strategic Allocation Balanced Portfolio              July 7, 2003
    ING VP Strategic Allocation Growth Portfolio                July 7, 2003
    ING VP Strategic Allocation Income Portfolio                July 7, 2003

ING VARIABLE FUNDS
    ING VP Growth and Income Portfolio                          July 7, 2003

ING VARIABLE INSURANCE TRUST
    ING GET U.S. Core Portfolio - Series 1                      June 13, 2003
    ING GET U.S. Core Portfolio - Series 2                    September 12, 2003
    ING GET U.S. Core Portfolio - Series 3                          TBD
    ING GET U.S. Core Portfolio - Series 4                          TBD
    ING GET U.S. Core Portfolio - Series 5                          TBD
    ING GET U.S. Core Portfolio - Series 6                          TBD
    ING GET U.S. Opportunity Portfolio - Series 1                   TBD
    ING GET U.S. Opportunity Portfolio - Series 2                   TBD
    ING VP Worldwide Growth Portfolio                         November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
    ING VP Growth Portfolio                                     July 7, 2003
    ING VP Index Plus LargeCap Portfolio                        July 7, 2003
    ING VP Index Plus MidCap Portfolio                          July 7, 2003
    ING VP Index Plus SmallCap Portfolio                        July 7, 2003
    ING VP International Equity Portfolio                     November 3, 2003
    ING VP Small Company Portfolio                              July 7, 2003
    ING VP Technology Portfolio                                 July 7, 2003
    ING VP Value Opportunity Portfolio                          July 7, 2003

ING VARIABLE PRODUCTS TRUST
    ING VP Convertible Portfolio                              October 6, 2003
    ING VP Disciplined LargeCap Portfolio                     October 6, 2003
    ING VP Growth + Value Portfolio                           October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

    ING VP Growth Opportunities Portfolio                     October 6, 2003
    ING VP High Yield Bond Portfolio                          October 6, 2003
    ING VP International Value Portfolio                      November 3, 2003
    ING VP Large Company Value Portfolio                      October 6, 2003
    ING VP LargeCap Growth Portfolio                          October 6, 2003
    ING VP MagnaCap Portfolio                                 October 6, 2003
    ING VP MidCap Opportunities Portfolio                     October 6, 2003
    ING VP SmallCap Opportunities Portfolio                   October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                  July 7, 2003

ING VP BOND PORTFOLIO                                            July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                            November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                    July 7, 2003

ING VP NATURAL RESOURCES TRUST                                October 6, 2003

USLICO SERIES FUND
    The Asset Allocation Portfolio                            October 6, 2003
    The Bond Portfolio                                        October 6, 2003
    The Money Market Portfolio                                October 6, 2003
    The Stock Portfolio                                       October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.